UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
October 1, 2006
Date of Report (Date of earliest event reported)
ASSOCIATED MATERIALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-24956 (Commission File Number)	75-1872487 (IRS Employer Identification No.)
3773 State Road
Cuyahoga Falls, Ohio 44223
(Address of Principal Executive Offices)
(330) 929-1811
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
As previously disclosed in a Current Report on Form 8-K filed by Associated Materials Incorporated (the “Company”) on August 23, 2006, Dana R. Snyder, who had served as the Company’s Interim President and Chief Executive Officer since July 1, 2006, was succeeded as the Company’s President and Chief Executive Officer by Thomas N. Chieffe on October 2, 2006. In connection with the termination of Mr. Snyder’s employment as the Company’s Interim President and Chief Executive Officer, on October 1, 2006, Associated Materials Incorporated (the “Company”) entered into an Agreement and General Release (the “Separation Agreement”) with Mr. Snyder. Under the terms of the Separation Agreement, Mr. Snyder’s employment with the Company terminated on October 1, 2006 (the “Termination Date”). Mr. Snyder will continue to serve as a Director on the Company’s Board of Directors.
Under the terms of the Separation Agreement, Mr. Snyder will receive severance payments in the amount of one thousand dollars ($1,000) per month for a period until the earlier of (1) Mr. Snyder no longer serving as a member of the Company’s Board of Directors, or (2) Mr. Snyder reaching sixty-five (65) years of age (the “Severance Period”). The Company will continue to provide Mr. Snyder with the medical and dental benefits he currently receives throughout the Severance Period, at the same rate of employee and Company shared costs of such coverage as are in effect from time to time for active employees of the Company. A copy of the Separation Agreement, dated as of October 1, 2006, by and between the Company and Mr. Snyder is attached as Exhibit 10.1 hereto and incorporated by reference herein.
Subsequent to the Separation Agreement, on October 2, 2006, Associated Materials Incorporated entered into an Independent Consultant Agreement (the “Consultant Agreement”) with Mr. Snyder. Under the terms of the Consultant Agreement, Mr. Snyder will provide various services to the Company including advice on commercial and market strategies as well as product positioning. Mr. Snyder will be compensated $25,000 per month as well as reimbursed for travel related expenses, but will not be entitled to receive any other benefits that are applicable to the Company’s employees. The Consultant Agreement will be in effect for sixty days and is extendable by mutual consent between Mr. Snyder and the Company for additional thirty day periods. A copy of the Consultant Agreement, dated as of October 2, 2006, by and between the Company and Mr. Snyder is attached as Exhibit 10.2 hereto and incorporated by reference herein.
Item 1.02 Termination of a Material Definitive Agreement
In connection with the termination of Mr. Snyder’s employment as the Company’s Interim President and Chief Executive Officer, the Employment Agreement, effective as of July 1, 2006, by and between the Company and Mr. Snyder was terminated on October 1, 2006.

Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit Number	Description of Document

10.1	Agreement and General Release by and between Dana R. Snyder and Associated Materials Incorporated, dated October 1, 2006.

10.2	Independent Consultant Agreement by and between Dana R. Snyder and Associated Materials Incorporated, dated October 2, 2006.

Exhibit Index

Exhibit No.	Description

10.1	Agreement and General Release by and between Dana R. Snyder and Associated Materials Incorporated, dated October 1, 2006.

10.2	Independent Consultant Agreement by and between Dana R. Snyder and Associated Materials Incorporated, dated October 2, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED MATERIALS INCORPORATED

DATE: October 2, 2006	By:	/s/ D. Keith LaVanway

D. Keith LaVanway Vice President — Finance, Chief Financial Officer, Treasurer and Secretary

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